Exhibit 10.2

FIRST AMENDMENT TO THE PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE PURCHASE AGREEMENT (this “First Amendment”), dated as of February 11, 2002, is made by and among Johnson Professional Holdings, Inc., a Delaware corporation (“Holdings”), S.C. Johnson Commercial Markets, Inc., a Delaware corporation (“Commercial Markets, Inc.”) and Conopco, Inc., a New York corporation (“Conopco”). All capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Purchase Agreement (as defined below).

RECITALS

WHEREAS, Holdings, Commercial Markets, Inc. and Conopco are parties to a Purchase Agreement dated as of November 20, 2001 (the “Purchase Agreement”); and

WHEREAS, Holdings, Commercial Markets, Inc. and Conopco desire to amend the Purchase Agreement as set forth hereinafter;

NOW, THEREFORE, in consideration of the foregoing, and of the agreements contained herein, the parties hereto hereby agree as follows:

1.  Amendments.    The Purchase Agreement is hereby amended as follows:

(a)  Section 2.1(c)(i) of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“Conopco shall (and shall cause the applicable Sellers to) sell, assign, transfer and deliver to Buyer or one or more Designated Buyers (to be designated as provided in the following sentence), the Sold Shares and Assets (other than the UK Shares and the Note Shares and Assets) (the “Non-UK Shares and Assets”) free of all Encumbrances (other than Permitted Encumbrances and Permitted IP Licenses and consistent with the representations and warranties of Conopco in Article IV that relate to title to such Sold Shares and Assets), and Buyer shall (and shall cause each Designated Buyer to) purchase and accept the Non-UK Shares and Assets, as at and with effect from Closing, from the applicable Sellers, subject to the related Assumed Liabilities. The Designated Buyers shall be designated by Buyer as such on Schedule 2.1, which Schedule shall be delivered to Conopco (A) with respect to the purchase and sale of Non-UK Shares and Assets of those Companies or Asset Sellers (as the case may be) incorporated in Colombia, Denmark, Finland, Germany, Hong Kong, Hungary, Ireland. Israel, Japan, Morocco, Peru, Poland, Portugal, South Africa, Switzerland, Turkey and the

United Arab Emirates no later than the eighth Business Day following receipt by Buyer from Conopco of the financial information reasonably required by Buyer to finalize such designations and which has been requested from Unilever by Buyer prior to the date hereof (provided that Buyer is given a reasonable opportunity to discuss such financial information with an appropriate representative of Unilever no later than the third Business Day following receipt by Buyer of such financial information) and (B) with respect to the purchase and sale of all other Non-UK Shares and Assets, no later than 30 Business Days after the date of this Agreement (or earlier if reasonably required by Conopco in order for it to comply with Applicable Law); provided, however, that in each case, Buyer shall have the right, with Conopco’s consent (which consent shall not be unreasonably withheld or delayed), to amend such Schedule up until five Business Days prior to the Closing Date; and”

(b)  Paragraph 2(a) of Schedule 3.8 to the Purchase Agreement is hereby amended by deleting the first sentence thereof and replacing it with the following sentence:

“Conopco shall have the period beginning on December 3, 2001 and ending on the later of (1) February 1, 2002 and (2) the fifth Business Day following receipt by Conopco from Buyer of the information requested in that certain letter, dated January 9, 2001, from Unilever PLC (Lysanne Gray) to Commercial Markets, Inc. (Michael Bailey) (the “Review Period”) to review the CMI Statement of EBITDA and the CMI Statement of Adjusted EBITDA.”

(c)  The first sentence of paragraph 2(c) of Schedule 3.8 to the Purchase Agreement is hereby amended by deleting the words “twenty-Business Day Period provided in paragraph 2(a) above” and replacing them with the words “Review Period.”

(d)  The first and fourth sentences of paragraph 2(d) of Schedule 3.8 of the Purchase Agreement are each hereby amended by deleting the words “twenty-Business Day review period provided in paragraph 2(a) above” and replacing them with the words “Review Period.”

(e)  Schedule 6.7(e) to the Purchase Agreement is hereby amended by adding the following sentence to the end of such Schedule:

“5.  Notwithstanding the requirements of Section 12.2 of the Purchase Agreement, any notice delivered by one party to the other party for the purposes of this Schedule 6.7(e) (a “Schedule 6.7(e) Notice”) may be delivered via electronic mail to both of the other party’s Phase I Contacts and any Schedule 6.7(e) Notice so delivered shall be sufficient notice for the purposes of the Purchase Agreement.”

(f)  Section 6.4(a) of the Purchase Agreement is hereby amended by adding the following subsection at the end of such Section 6.4(a):

“(iii)  Conopco hereby consents, and shall cause each other relevant member of the Unilever Group to consent, to Buyer or any other relevant member of the

CMI Group using “Diversey” in the corporate name of any of the legal entities (whether Designated Buyers or holding companies thereof) to be incorporated by any member of the CMI Group pursuant to Section 7.6; provided that in each case “Diversey” may only be so used by any member of the CMI Group as part of the formulation “Johnson Diversey.” Buyer hereby agrees (on behalf of itself and each other member of the CMI Group) that:

(A)  none of the legal entities incorporated with a corporate name including the formulation “Johnson Diversey” pursuant to the consent given in this Section 6.4(a)(iii) shall conduct any trading or other business activity prior to Closing (it being acknowledged and agreed by the parties that trading and business activity does not include the taking of such corporate actions as are necessary to prepare such legal entities for the Closing (such as, by way of example only, electing directors and officers, seeking required governmental authorizations and establishing bank accounts)) or, if Closing does not occur as provided for in this Agreement, prior to the date on which the corporate name of such legal entity is changed so as to remove any reference to “Diversey;” and

(B)  if Closing does not occur as provided for in this Agreement, Buyer shall, and shall cause each relevant member of the CMI Group to, change the name of any legal entity incorporated with a corporate name including the formulation “Johnson Diversey” pursuant to the consent given in this Section 6.4(iii) to delete any reference to “Diversey” promptly following the termination of this Agreement.”

(g)  Section 3.1 of the Purchase Agreement is hereby amended and restated in its entirety to read as follows:

“3.1  The Closing.    Unless this Agreement shall have been terminated, on the terms and subject to the conditions of this Agreement, and except as otherwise expressly provided in the Local Transfer Agreements, the closing of the sale and purchase of the Sold Shares and Assets and the consummation of the other transactions contemplated hereby (the “Closing”) shall take place at the New York offices of Jones, Day, Reavis & Pogue, on the later to occur of (a) May 3, 2002; and (b) the fifth Business Day after the date on which the last to be fulfilled or waived of the conditions set forth in Section 8.1(c) through (e) shall be fulfilled or waived in accordance with this Agreement (provided that, in each case, as of the Closing Date, the other conditions in Article VIII are fulfilled and/or waived) or at such other time, date or place as the parties may mutually agree upon in writing (the “Closing Date”). The parties to this Agreement will exchange (or cause to be exchanged), at the Closing (or at the applicable local closing occurring in connection with the Closing), the funds, certificates and other documents, and do, or cause to be done, all of the things respectively required of each party as specified in Section 3.2 and 3.3. For purposes of this Agreement and except as otherwise expressly provided in the Local Transfer Agreements, the Closing will be treated as if it occurred at 11:59 p.m. (applicable local time) at each location of the DiverseyLever Business on the Closing Date.”

(h)  The definition of “Working Capital” set forth in Section 1.1 of the Purchase Agreement is hereby amended by deleting the words “the date immediately preceding” from the first sentence of each of clauses (a), (b) and (c) thereof and by adding the following sentence at the end of such definition:

“Except as otherwise expressly provided in this Agreement, in no event shall Working Capital reflect in any way (a) the Financing or any of transactions arising therefrom or related thereto or (b) the Closing.”

(i)  The first sentence of subsection 3.5(b)(i) of the Purchase Agreement is hereby amended by deleting the words “the date immediately preceding” therefrom and by adding to the end of such subsection 3.5(b)(i) the following sentence:

“Except as otherwise expressly provided in this Agreement, in no event shall the CMI Closing Debt/Cash Balance reflect in any way (a) the Financing or any of the transactions arising therefrom or related thereto or (b) the Closing.”

(j)  The first sentence of subsection 3.5(b)(ii) of the Purchase Agreement is hereby amended by deleting the words “the date immediately preceding” therefrom and by adding to the end of such subsection 3.5(b)(ii) the following sentence:

“Except as otherwise expressly provided in this Agreement, in no event shall the DiverseyLever Closing Debt/Cash Balance reflect in any way (a) the Financing or any of the transactions arising therefrom or related thereto or (b) the Closing.”

(k)  The first sentence of subsection 3.5(d)(i) of the Purchase Agreement is hereby amended by deleting the words “the date immediately preceding” therefrom and by adding to the end of such subsection 3.5(d)(i) the following sentence:

“Except as otherwise expressly provided in this Agreement, in no event shall the CMI Closing Statement reflect in any way (a) the Financing or any of the transactions arising therefrom or related thereto or (b) the Closing.”

(l)  The first sentence of subsection 3.5(e)(i) of the Purchase Agreement is hereby amended by deleting the words “the date immediately preceding” therefrom and by adding to the end of such subsection 3.5(e)(i) the following sentence:

“Except as otherwise expressly provided in this Agreement, in no event shall the DiverseyLever Closing Statement reflect in any way (a) the Financing or any of the transactions arising therefrom or related thereto or (b) the Closing.”

(m)  Subsection 3.5(d)(ii) of the Purchase Agreement is hereby amended by deleting the words “the date immediately preceding” therefrom and by adding to the end of such subsection 3.5(d)(ii) the following sentence:

“Except as otherwise expressly provided in this Agreement, in no event shall the CMI Closing Working Capital Amount reflect in any way (a) the Financing or any of the transactions arising therefrom or related thereto or (b) the Closing.”

(n)  Subsection 3.5(e)(ii) of the Purchase Agreement is hereby amended by deleting the words “the date immediately preceding” therefrom and by adding to the end of such subsection 3.5(e)(ii) the following sentence:

“Except as otherwise expressly provided in this Agreement, in no event shall the DiverseyLever Closing Working Capital Amount reflect in any way (a) the Financing or any of the transactions arising therefrom or related thereto or (b) the Closing.”

(o)  Section 7.4 of the Purchase Agreement is hereby amended by adding the following subsection to the end of such Section 7.4:

“(c)  Prior to Closing, Conopco shall be permitted to, and shall be permitted to cause the relevant members of the Unilever Group and Companies to, effect the transfer of the shares of DiverseyLever Limited from Unilever UK Holdings Limited to Unilever N.V. or another member of the Unilever Group incorporated in The Netherlands and wholly-owned by Unilever N.V. (directly or through one or more other subsidiaries of Unilever N.V.), in which case Unilever N.V. or such member, as applicable, would be the Share Seller in respect of those shares.”

(p)  Except as amended hereby, the Purchase Agreement remains unchanged and in full force and effect.

2.  Miscellaneous.

(a)  Governing Law and Severability.    All issues and questions concerning the construction, validity, enforcement and interpretation of this First Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. If any provision of this First Amendment (or any portion thereof) or the application of any such provision (or any portion thereof) to any Person or circumstance is held invalid, illegal or unenforceable to any extent by a court of competent jurisdiction, the remainder of this First Amendment and the application of that provision to other Persons or circumstances shall not be affected thereby and that provision shall be enforced to the greatest extent permitted by Applicable Law.

(b)  Consent to Jurisdiction and Service of Process.    Each party agrees that it will not initiate any suit, action or proceeding arising out of or relating to this First Amendment or any of the transactions contemplated by this First Amendment in any court other than (i) the Delaware Chancery Court or (ii) if the Delaware Chancery Court does not have jurisdiction with respect to such action, a federal court sitting in the State of Delaware or a Delaware state court. Each party irrevocably and unconditionally submits to the exclusive jurisdiction of any state or federal court sitting in the State of Delaware over any such suit, action or proceeding and agrees that it will not attempt to deny or defeat personal jurisdiction by motion or other request for leave from any such court. Each party hereby agrees that service of any process, summons, notice or document by registered mail addressed to such party at its address set forth in Section 12.2 of the Purchase Agreement shall be effective service of process for any suit, action or proceeding brought in any such court. Conopco also appoints and agrees to maintain The Corporation Trust Company, 1209 Orange Street, Corporation Trust Center, Wilmington, Delaware 19801, as its agent in the State of Delaware for service of process in connection with any dispute or proceeding arising out of this First Amendment. Each party irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each party agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon such party and may be enforced in any other courts to whose jurisdiction such party is or may be subject, by suit upon judgment, including, with respect to Conopco, the Dutch and English courts, and, with respect to Holdings and Commercial Markets, Inc., state or federal courts in the State of Wisconsin.

(c)  Waiver of Jury Trial.    EACH OF THE PARTIES IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS FIRST AMENDMENT OR ANY DEALINGS BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER OF THIS FIRST AMENDMENT. THE PARTIES ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF ANY OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS FIRST AMENDMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE PARTIES ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS FIRST AMENDMENT, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS FIRST AMENDMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS FIRST AMENDMENT OR TO ANY OTHER DOCUMENTS OR AGREEMENTS RELATING TO THE TRANSACTION COMPLETED HEREBY. IN THE EVENT OF LITIGATION, THlS FIRST AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(d)  Counterparts.    This First Amendment may be executed in one or more counterparts, which together shall constitute a single agreement.

(e)  Headings.    The headings contained in this First Amendment are for reference purposes only and shall not affect in any manner the meaning or interpretation of this First Amendment.

(f)  Execution.    This First Amendment may be executed by facsimile signatures by any party hereto and such signature shall be deemed binding for all purposes hereof, without delivery of an original signature being thereafter required.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed as of the date first written above.

S.C. JOHNSON COMMERCIAL MARKETS, INC.

By:	/s/ JOANNE BRANDES
JoAnne Brandes Senior Vice President and Secretary

JOHNSON PROFESSIONAL HOLDINGS, INC.

By:	/s/ JOANNE BRANDES
JoAnne Brandes Vice President and Secretary

CONOPCO, INC.

By:	/s/ DAVID A. SCHWARTZ
David A. Schwartz Vice President